Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 11 – SUBSEQUENT EVENTS

A.	On July 16, 2025, the Company offered and sold in a public offering on a best efforts basis (the “Offering”) (i) 184,174 ADSs, (ii) 2,196,780 pre-funded warrants to purchase up to 2,196,780 ADSs (the “Pre-Funded Warrants”), and (iii) 2,380,954 warrants to purchase up to 2,380,954 ADSs (the “Common Warrants” and together with the Pre-Funded Warrants, the “Warrants”), at a combined public offering price of $1.05 per ADS and accompanying Common Warrant, and $1.04 per Pre-Funded Warrant and accompanying Common Warrant. Aggregate gross proceeds from the Offering (without taking into account any proceeds from any future exercises of Warrants) were approximately $2.5 million, and net proceeds were approximately $2.04 million, after deducting the fees and expenses of H.C. Wainwright & Co., LLC, which acted as the sole placement agent (the “Placement Agent”) and other offering expenses payable by the Company. The Offering closed on July 17, 2025.

The Pre-Funded Warrants were exercisable at any time at an exercise price of $0.01 per ADS and have been exercised as of the date hereof. The Common Warrants have an exercise price of $1.05 per ADS, are immediately exercisable, and expire on the five-year anniversary of the date of issuance.

The Placement Agent acted on a “best efforts” basis, in connection with the Offering. The Company issued to the Placement Agent or its designees 166,667 warrants to purchase up to 166,667 ADSs, representing 7.0% of the sum of the ADSs and Pre-Funded Warrants sold in the Offering (the “Placement Agent Warrants”). The Placement Agent Warrants have substantially the same terms as the Common Warrants issued and sold in the Offering, except that the Placement Agent Warrants have an exercise price of $1.3125 per ADS (representing 125% of the combined public offering price per ADS and accompanying Common Warrant) and will expire on July 16, 2030.